Share-Based Compensation	3 Months Ended
Mar. 31, 2026
Notes and other explanatory information [abstract]
Share-based compensation

24 Share-based compensation

The Group revised its compensation plans in 2026, modifying the previously existing structure and adopting a new share-based compensation model.

Under the previous variable compensation plan granted to certain officers and executives, compensation was linked to the appreciation in the Group’s shares and settled in cash. Following the modification of the plans, the Group began settling such compensation through the delivery of JBS N.V. shares.

Additionally, the Group implemented an additional share-based award for certain executives, which will vest and be settled in a single tranche during fiscal year 2026.

As a result of these plans, the Group recognized an expense of US$36.6 million as of March 31, 2026.